United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the registrant	[X]

Filed by a party other than the registrant	[ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission

      Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

Guaranty Federal Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

 ______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of filing fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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 [  ]     Fee paid previously with preliminary materials.

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 [  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 (4)     Date Filed:

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GUARANTY FEDERAL BANCSHARES, INC.

1341 WEST BATTLEFIELD
SPRINGFIELD, MO 65807-4181
(417) 520-4333

__________________________________

NOTICE OF MEETING OF STOCKHOLDERS

To Be Held on May 27, 2015

Notice is hereby given that an annual meeting of the stockholders (the “Meeting”) of Guaranty Federal Bancshares, Inc. (the “Company”) will be held at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri, on May 27, 2015, at 6:00 p.m., local time. Stockholders of record at the close of business on April 6, 2015 are the stockholders entitled to vote at the Meeting.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is being held for the purpose of considering and acting upon:

1.	The election of three directors.

2.	The advisory (non-binding) vote to approve executive compensation.

3.	The approval of the Guaranty Federal Bancshares, Inc. 2015 Equity Plan.

4.	The ratification of BKD, LLP as Independent Registered Public Accounting Firm to the Company for the fiscal year ending December 31, 2015.

5.

Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Stockholders’ Meeting to be Held on May 27, 2015. Pursuant to the rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice and Proxy Statement and our 2014 Annual Report may be accessed at www.gbankmo.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Don M. Gibson

Don M. Gibson
Chairman of the Board

Springfield, Missouri
April 27, 2015

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

1341 W. Battlefield ▪ Springfield, MO 65807 417-520-4333 ▪ www.gbankmo.com

April 27, 2015

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 2015 Annual Meeting of Stockholders to be held at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri, on Wednesday, May 27, 2015 at 6:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of BKD, LLP, our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,

/s/ Shaun A. Burke

Shaun A. Burke
President and CEO

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MISSOURI 65807-4181

_____________________

PROXY STATEMENT
_____________________

This Proxy Statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the “Company”) for use at the annual meeting of stockholders to be held on May 27, 2015 (the “Annual Meeting”), and at any adjournment(s) thereof. The Annual Meeting will be held at 6:00 p.m., local time, at the Guaranty Bank Operations Center, 1414 W. Elfindale Street, Springfield, Missouri. It is anticipated that this Proxy Statement will be mailed to stockholders on or about April 27, 2015.

RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

All persons who were holders of record of the common stock, par value $0.10 per share (“Common Stock”) of the Company at the close of business on April 6, 2015 (“Record Date”) will be entitled to cast votes at the Annual Meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 4,375,969 shares of Common Stock issued and outstanding.

Holders of a majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Annual Meeting.

Stockholders are urged to indicate their vote in the appropriate spaces on the proxy card. Each proxy solicited hereby, if properly executed, duly returned to the Board of Directors of the Company (the “Board of Directors” or the “Board”) and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated thereon. Where no instructions are indicated, proxies will be voted by those named in the proxies FOR the approval of the specific proposals presented in this Proxy Statement and on the proxy card and in discretion of those named in the proxies upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Each stockholder shall have one vote for each share of Common Stock owned. No appraisal or dissenters’ rights exist for any action to be taken at the Annual Meeting.

A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking the proxy. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a stockholder who attends the Annual Meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting at the Annual Meeting.

To the extent necessary to assure sufficient representation at the Annual Meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone, by internet or by further correspondence. Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from stockholders will be borne by the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

Regardless of the number of shares of the Company’s Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. In order for any proposals considered at the Annual Meeting to be approved by the Company’s stockholders, a quorum must be present. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope.

Proxies marked as abstentions and broker non-votes (as defined below) will be treated as shares present for purposes of determining whether a quorum is present. Proxies marked as abstentions will not be counted as votes cast and will not affect the election of directors, advisory approval of executive compensation, approval of the 2015 Equity Plan, or ratification of BKD, LLP as the independent registered public accounting firm. Brokers are entitled to vote the shares they hold for their customers in “street name” on routine matters when the customers (i.e. the “beneficial owners”) do not instruct the brokers how to vote the customer’s shares. Only Proposal Four, regarding the ratification of BKD, LLP as Independent Registered Public Accounting Firm, is deemed to be a routine matter. Brokers will be entitled to vote shares of Common Stock they hold in street name on Proposal Four in the absence of instructions on how to vote by the beneficial owners. Proposals One, Two and Three are not deemed to be routine matters and, as such, brokers are not entitled to vote shares of Common Stock they hold in street name on Proposals One, Two and Three in the absence of instructions on how to vote from the beneficial owners. These are referred to as “broker non-votes.” Broker non-votes will not be counted as votes cast, and therefore will not affect the election of directors, advisory approval of executive compensation or approval of the Guaranty Federal Bancshares, Inc. 2015 Equity Plan.

Directors are elected by a plurality of votes of the shares represented in person or by proxy at the Annual Meeting. The proposals to approve executive compensation (advisory), to approve the 2015 Equity Plan and to ratify the selection of the independent registered public accounting firm require the affirmative vote of a majority of the votes cast on such matter.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND management

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Certificate of Incorporation of the Company restricts the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company. The following table sets forth, as of the Record Date, persons or groups who are known by the Company to beneficially own more than 5% of the Common Stock.

	Amount and Nature of		Percent of Total
Name and Address	Beneficial		Outstanding
of Beneficial Owner	Ownership		Common Shares
Castle Creek Capital Partners V, LLC
6051 El Tordo
Racho Santa Fe, CA 92067	425,500	(1)	9.72%

FJ Capital Management, LLC
1313 Dolley Madison Blvd, Ste 306
McLean, VA 22101	281,533	(2)	6.43%

Banc Funds Co LLC.
20 North Wacker Drive, Suite 3300
Chicago, IL 60606	225,000	(3)	5.14%

(1)

Information based on a joint schedule 13G filed with the Securities and Exchange Commission on December 8, 2014 by Castle Creek Capital Partners V, LP as the “Reporting Persons”. The Schedule 13G reports sole voting and investment power over 425,500 shares beneficially owned.

(2)

Information based on a joint schedule 13G filed with the Securities and Exchange Commission on February 17, 2015 by FJ Capital Management, LLC as the “Reporting Persons”. The Schedule 13G reports shared voting power over 281,533 shares beneficially owned.

(3)

Information based on a joint schedule 13G filed with the Securities and Exchange Commission on February 17, 2015 by Banc Funds Co, LLC as the “Reporting Persons”. The Schedule 13G reports sole voting and investment power over 225,000 shares beneficially owned.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company’s Common Stock beneficially owned by each of the directors, nominees for director and Named Executive Officers (see section titled “Summary Compensation Table”) of the Company, and the total shares beneficially owned by directors and executive officers as a group. The Company’s policy is for each director to own a minimum of 2,500 shares, exclusive of stock grants and non-exercised stock options. Directors with less than 5 years of experience on the Board are required to own a minimum of 500 shares for each full year of service on the Board, up to 2,500 shares. Less than 1% stock ownership is shown below with an asterisk (*).

	Amount and Nature of		Percent of Total
	Beneficial		Outstanding
Name of Beneficial Owner	Ownership (1)		Common Shares
Don Gibson	92,239	(2)	2.0%
Shaun A. Burke	77,431	(3)	1.7%
Kurt Hellweg	56,701	(4)	1.3%
Tim Rosenbury	27,599	(5)	*
Jamie Sivils, III	24,440	(6)	*
James Batten	48,395	(7)	1.1%
John Griesemer	88,503		2.0%
David Moore	1,183		*
Carter Peters	36,260	(8)	*
H. Michael Mattson	44,080	(9)	1.0%
Sheri Biser	12,700	(10)	*
Robin Robeson	5,446		*
Total owned by all directors and executive officers as a group (twelve persons)	514,977	(11)	11.4%

(1)

Amounts may include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or investment powers. Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trust or other entities.

(2)	Includes 7,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(3)	Includes 30,000 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(4)	Includes 7,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(5)	Includes 7,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(6)	Includes 7,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(7)	Includes 32,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(8)	Includes 25,000 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(9)	Includes 15,000 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(10)	Includes 6,500 shares that may be acquired within 60 days of the Record Date through the exercise of options.
(11)	Includes 139,000 shares that may be acquired within 60 days of the Record Date through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports detailing their ownership and changes of ownership in the Common Stock with the Securities and Exchange Commission (“SEC”) and to furnish the Company with copies of all such ownership reports. Based solely on the Company’s review of the copies of the ownership reports furnished to the Company, and written representations relative to the filing of certain forms, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors, and persons who own more than ten percent of the Common Stock, were complied with during the 2014 fiscal year.

FIRST PROPOSAL: ELECTION OF DIRECTORS

The number of directors constituting the Board is currently eight, with one director position currently vacant. The Board is divided into three classes. The term of office of one class of directors expires each year in rotation so that the class up for election at each annual meeting of stockholders has served for a three-year term. The terms of three of the present directors (Messrs. Burke, Hellweg and Batten) are expiring at the Annual Meeting.

Messrs. Burke, Hellweg and Batten have been nominated, upon the recommendation of the Nominating Committee of the Board, by the Board and, upon election at the Annual Meeting, will hold office for a three-year term expiring in 2018 or until their successors are elected and qualified. Each nominee has indicated that he is willing and able to serve as a director if elected and has consented to being named as a nominee in this Proxy Statement.

Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for the term as indicated, or until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

Nominees for Three-Year Terms Expiring 2018

Name	Age (1)	Director Since	Current Term Expires
Shaun A. Burke	51	2004	2015
Kurt D. Hellweg	57	2000	2015
James R. Batten	52	2006	2015

In addition to the three nominees proposed to serve on the Board as described above, the following individuals are also directors of the Company, each serving for the current term indicated.

Directors Who Are Not Nominees
Who Will Continue in Office After the Annual Meeting

Name	Age (1)	Director Since	Current Term Expires
Don M. Gibson	71	2002	2016
Tim Rosenbury	58	2002	2016
John F. Griesemer	47	2008	2017
James L. Sivils, III	50	2002	2017
David T. Moore	44	2014	2017

(1)	As of the Record Date

Biographical Information

Set forth below are brief summaries of the background and business experience, including principal occupation, of each nominee and director currently serving on the Board of Directors of the Company.

James R. Batten, CPA, has been a management consultant serving businesses and non-profit organizations. Mr. Batten was the Executive Vice President of Convoy of Hope, an international nonprofit relief organization from April 2009 through February 2014. Mr. Batten served as Chief Operations Officer and Executive Vice President of AG Financial Solutions from September 2007 through March 2009. Mr. Batten served as the Executive Vice President of Finance, Chief Financial Officer and Treasurer of O’Reilly Automotive, Inc. (NASDAQ: ORLY) from January 1993 through March 2007. Prior to joining O’Reilly, Mr. Batten was employed by the accounting firms of Whitlock, Selim & Keehn, from 1986 to 1993 and Deloitte, Haskins & Sells from 1984 until 1986. Mr. Batten is a member of the board of AG Financial Solutions, Foundation Capital Resources and Treasurer of Hope Church. Mr. Batten is a former member of the NASDAQ Issuer Affairs Committee. He has also served on a number of other professional and civic boards including the Springfield Area Chamber of Commerce, Big Brothers Big Sisters of the Ozarks and New Covenant Academy. Mr. Batten’s accounting expertise, public company background and community involvement make him a valuable resource to the Board.

Shaun A. Burke joined the Bank in March 2004 as President and Chief Executive Officer and was appointed President and Chief Executive Officer of the Company on February 28, 2005.  He has over 30 years of banking experience. Mr. Burke received a Bachelor of Science Degree from Missouri State University and is a graduate of the Graduate School of Banking of Colorado.  For the past three years he was a Board Member of the Springfield Area Chamber of Commerce serving as Vice Chairman of Economic Development in 2014. From 2009 through 2014 he was a board member of the Springfield Business Development Corporation, the economic development subsidiary of the Springfield Area Chamber of Commerce serving as President in 2012. Mr. Burke served on the board of the Missouri Bankers Association and was Chairman of Audit Committee and is currently the Vice Chairman of the Legislative Affairs Committee. In 2014, he was named to the Community Bankers Counsel of the American Bankers Association. He is also a past Member of the United Way Allocations and Agency Relations Executive Committee, Salvation Army Board, and Big Brothers Big Sisters Board.

Kurt D. Hellweg is the Chairman of the Board and Chief Executive Officer of International Dehydrated Foods, Inc. (“IDF”) and American Dehydrated Foods, Inc. (“ADF”). IDF and ADF are privately held companies that manufacture and market ingredients for both the food and feed industries. Mr. Hellweg has previously served as Vice President of Sales, Senior Vice President of Operations, and President/COO of ADF and IDF. Prior to joining ADF, Mr. Hellweg was an officer in the U.S. Navy from 1980 to 1987. During that time, he served tours as a helicopter pilot in the Atlantic Fleet and as an instructor pilot. Mr. Hellweg holds a B.S. degree in Engineering from the University of Nebraska. He is a past member of the Board of the Springfield Area Chamber of Commerce, the Springfield Area Arts Council, and the Springfield Symphony. Mr. Hellweg brings to the Board strong organizational and leadership skills, a strong managerial experience and knowledge and deep ties in the local community.

John F. Griesemer is Executive Vice President, Chief Operations Officer and member of the Board of Directors of Springfield Underground, Inc. Springfield Underground, Inc. is a privately held construction materials supplier and real estate developer in the Springfield, Missouri area. Mr. Griesemer also serves as President of Joplin Stone Company, Joplin, Missouri and Cold Zone, Inc. both wholly owned subsidiaries of Springfield Underground, Inc. He previously served as an Area Manager and General Manager of Springfield Underground, Inc. related companies and as a management trainee with Vulcan Materials Company in Northern Virginia. Mr. Griesemer holds a B.S. degree in Industrial Management and Engineering from Purdue University. He is the Chairman of the Board of Mercy Hospital of Springfield and a member of the Mercy Children’s Hospital board. He is a past Member of the Board of Catholic Campus Ministries, Missouri Limestone Producers, Junior Achievement of the Ozarks, Springfield Business and Development Corporation and Ozark Technical Community College Foundation. Mr. Griesemer brings to the Board a strong organizational and leadership background, management experience and deep ties in the local community.

James L. Sivils, III, JD, is the CEO of Environmental Works, Inc. a Springfield Missouri based environmental consulting firm. Mr. Sivils worked as an attorney from 1990-1993 and as a Real Estate Developer and Broker from 1993 to date. Mr. Sivils holds a J.D. degree from the University of Missouri – Kansas City Law School and a B.A. degree from the University of Missouri – Columbia. Mr. Sivils is a member and past Chapter Chair of the Ozarks Chapter of the Young Presidents Organization. Mr. Sivils legal background and knowledge and experience with real estate matters make him a valuable resource to the Board.

David T. Moore is President, Chief Executive Officer, and member of the Board of Directors of Paul Mueller Company. Paul Mueller Company is a publicly held manufacturer of milk cooling equipment and processing equipment headquartered in Springfield, Missouri. Mr. Moore has worked at Paul Mueller Company since 2002, serving as the President since 2011. Additionally, he has been a member of the company’s Board of Directors since 1997. Prior to joining Paul Mueller Company, Mr. Moore was Vice President of Product Development at Corporate Document Systems, a computer software company, for six years. Mr. Moore holds an MBA from The University of Chicago - Booth School of Business and a B.A. from Middlebury College. Mr. Moore is a valuable asset to the Board due to his significant experience in public company management, corporate governance, business acquisition and integration, and information and technology development.  In addition, Mr. Moore has long-term personal and business ties to the local community.

Don M. Gibson was elected as President and Chief Executive Officer of the Company in January 2002 and served in such capacities until his retirement at the end of February 2005. Mr. Gibson also served as President and Chief Executive Officer of the Bank from January 2002 until the appointment of Shaun A. Burke on March 9, 2004 to serve in such capacity. Mr. Gibson has served as Chairman of the Board for the Company and the Bank since March 2005. Prior to joining the Company, Mr. Gibson was a retired banking executive. From March 2000 to July 2000 Mr. Gibson was President of Sinclair National Bank, Gravette, Arkansas. Prior to that, Mr. Gibson was at Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc., Springfield, Missouri, holding various positions since September 1975 with his last being Vice Chairman. Mr. Gibson’s 54 plus years of banking industry experience, knowledge of public company organizational issues and his community and civic experience make him a valuable resource to the Board.

Tim Rosenbury, AIA, is Executive Vice President and Chairman of Butler, Rosenbury & Partners, Inc., an architecture, engineering, and planning firm in Springfield, Missouri, and he has held these positions since 1997.  Mr. Rosenbury joined the firm in 1984 after practicing in Memphis, Tennessee.  He graduated with a B.Arch. from Mississippi State University in 1980, which in 1999 awarded him the designation of Alumni Fellow.  He is a member of a number of professional and civic organizations, for many of which he has held leadership positions, including Chairman of the Springfield Area Chamber of Commerce and currently, Vice President of the Board of Education for Springfield Public Schools. Mr. Rosenbury brings to the Board strong community leadership and significant experience in general business and real estate management.

Director Independence

The Board has determined that all of the directors, except for Mr. Burke who is an executive officer of the Company, are “independent directors” as that term is defined in Rule 5605(a) (2) of the Marketplace Rules of The Nasdaq Stock Market (“Nasdaq”). These directors constitute a majority of the Board.

Board Leadership Structure

Throughout its history, the Company has kept the positions of Chairman of the Board and Chief Executive Officer separate. Currently, Mr. Gibson holds the position of Chairman of the Board and Mr. Burke holds the position of Chief Executive Officer. Mr. Gibson is considered to be “independent” according to NASDAQ listing requirements.

The Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.  Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management.  We believe that having an independent Chairman eliminates the conflicts of interest that may arise when the positions are held by one person.  In addition, this leadership structure allows the Board to more effectively monitor and evaluate the performance of our Chief Executive Officer.

Board’s Role in Risk Oversight

It is necessary to effectively manage risk when managing and operating every financial institution. We face a number of risks, including but not limited to, general economic risks, credit risks, regulatory risks, audit risks, reputational risks, and business competition. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the general oversight of risk management. In its role of risk oversight, the Board has the responsibility to satisfy itself that the risk management processes and procedures designed and implemented by management are appropriate and functioning as designed.

While the full Board is charged with ultimate oversight responsibility for risk management, various committees of the Board and members of management also have specific responsibilities with respect to our risk oversight. Each Board committee has been assigned oversight responsibility for specific areas of risk and risk management, and each committee considers risks within its areas of responsibility. Each of these committees receives regular reports from management regarding our risks and reports regularly to the Board concerning risk.

We believe that providing for full and open communication between management and the Board is essential for effective risk management and oversight. Certain senior management personnel, consistent with their specific areas of responsibility, attend Board meetings and/or Board committee meetings on a regular and consistent basis. We have regular and ongoing reporting and communication mechanisms in place to ensure that oversight is effective.

Meetings and Committees of the Board of Directors

The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Executive, Audit, Compensation, Investment, Nominating and Special. During the twelve months ended December 31, 2014, the Board held twelve regular meetings and one special meeting. No director attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served.

Although the Company does not have a formal policy regarding director attendance at the Company’s annual stockholders meeting, all directors are expected to attend these annual meetings absent extenuating circumstances. All current directors attended the Company’s annual meeting of stockholders held on May 28, 2014.

Stockholder Communications with Directors

Stockholders and other interested persons who wish to communicate with the board of directors of the Company, or any individual director, should send their written correspondence by mail to: Don M. Gibson, Chairman of the Board, Guaranty Federal Bancshares, Inc., 1341 West Battlefield, Springfield, Missouri 65807.

Audit Committee

The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee of the Board currently consists of five directors: Messrs. Batten, Hellweg, Rosenbury, Moore and Sivils, each of whom is an “independent director” as defined under the NASDAQ listing standards and the criteria for independence set forth in Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Batten qualifies as an Audit Committee Financial Expert, as defined in the rules and regulations of the SEC. This standing committee, among other things, (i) regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues, (ii) meets at least annually in executive session with the Company’s independent auditors to review the results of the annual audit and other related matters, and (iii) meets quarterly with management and the independent auditors to review the Company’s financial statements and significant findings based on the independent auditor’s review. The Audit Committee is responsible for hiring, retaining, compensating and terminating the Company’s independent auditors. The Audit Committee operates under a written charter adopted by the Company’s Board of Directors. A copy of the Audit Committee Charter is included as Appendix B to this Proxy Statement.

During the twelve months ended December 31, 2014, the Audit Committee met six times.

Nominating Committee

The Nominating Committee of the Board is composed of four or more directors as appointed by the Board, each of whom are required to be an “independent director” as defined under the NASDAQ listing standards. Currently, the Nominating Committee consists of four directors, Messrs. Rosenbury, Sivils, Moore and Gibson, each of whom is an “independent director.” During the twelve months ended December 31, 2014, the Nominating Committee met three times. The Nominating Committee operates under a formal written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter was included as Appendix A to the Proxy Statement prepared in connection with the annual meeting of stockholders held on May 28, 2014.

The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board the director nominees for election and appointment to the Board, as well as director nominees for each of the committees of the Board. In accordance with its charter, the Nominating Committee recommends candidates (including incumbent nominees) based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. The Committee monitors the mix of skills and experience of its directors and committee members in order to assess whether the Board has the appropriate tools to perform its oversight function effectively. While we do not have a separate diversity policy, the Nominating Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the Board.

With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it and assesses their continued ability and willingness to serve as a director. The Nominating Committee will also assess such person’s contribution in light of the mix of skills and experience the Nominating Committee has deemed appropriate for the Board as a whole. With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing members of the Board. The Nominating Committee will then review selected candidates and make its recommendation to the Board.

Nominations by a stockholder will be considered by the Nominating Committee if such nomination is written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company between 30 and 60 days prior to the meeting at which such nominee may be considered. However, if less than 31 days’ notice of the meeting is given by the Company to stockholders, written notice of the stockholder nomination must be given to the Secretary of the Company as provided above no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, and (iv) other information that would be required in a proxy statement. The stockholder giving notice must list his or her name and address, as they appear on the Company’s books, and the amount of Common Stock beneficially owned by him or her. In addition, the stockholder making such nomination must promptly provide to the Company any other information reasonably requested by the Company. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Compensation Committee

The Board of Directors of the Company and the Board of Directors of the Bank are comprised of the same persons. The Compensation Committee of the Bank’s Board of Directors, which consists solely of non-employee directors of the Bank, is comprised of Messrs. Hellweg, Batten, Moore and Griesemer. As indicated above, each of these committee members is an “independent director” as defined under the NASDAQ listing standards. The Company has no employees and relies on employees of the Bank for the limited services received by the Company. All compensation paid to executive officers of the Company is paid by the Bank.

The Compensation Committee, together with the full Board, is responsible for designing the compensation and benefit plans for all employees, executive officers and directors of the Company and the Bank, including the Chief Executive Officer, based on its review of performance measures, industry salary surveys and the recommendations of management concerning compensation (See “Report on Executive Compensation”). The Compensation Committee recommends adjustments to the compensation of the Chief Executive Officer and the other Named Executive Officers of the Company based upon its assessment of individual performance and the Bank’s performance, and makes other recommendations, when appropriate, to the full Board of Directors. Independent consultants may be engaged directly by the Compensation Committee to evaluate the Company’s executive compensation. The Compensation Committee, together with the full Board, determines the compensation of all other officers. The Compensation Committee may delegate its authority to a subcommittee of the Compensation Committee.

During the twelve months ended December 31, 2014, the Compensation Committee met three times. The Compensation Committee operates under a formal written charter adopted by the Company’s Board of Directors. A copy of the Compensation Committee Charter was included as Appendix B to the Proxy Statement prepared in connection with the annual meeting of stockholders held on May 28, 2014.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

Since August 2002, the Compensation Committee of the Board has consisted of non-employee directors of the Bank. Prior to March 2005, Mr. Gibson served as the President and Chief Executive Officer of the Company and the Bank, but during 2014 he was not a member of the Compensation Committee. In addition, Mr. Burke, the current President and Chief Executive Officer of the Company and the Bank, did not serve as a member of the Compensation Committee during 2014. No executive officer of the Company served on the compensation committee or board of directors of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy and Objectives

The Compensation Committee, together with the full Board, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board and to manage the Company and the Bank to meet the Company’s mission, goals and objectives.

To determine the compensation of executive officers and directors, the Compensation Committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each executive officer and fees for the Board. The Compensation Committee then reviews (i) the financial performance of the Bank over the most recently completed fiscal year (including Return on Assets, Return on Equity, asset quality, etc.) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each executive officer and the salary compensation levels of each executive officer compared to like positions at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

The Compensation Committee offers long-term incentives for executive officers and other management personnel primarily in the form of stock option and restricted stock awards. We believe that our stock award programs are an important component of compensation to attract and retain talented executives, provide an incentive for long-term corporate performance, and to align the long-term interests of executives and stockholders.

All executive officers may participate on an equal, non-discriminatory basis in the Bank’s contributory 401(k) tax-deferred savings plan, medical insurance plan, long-term disability plan and group life insurance plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

Executive Compensation Philosophy and Objectives

The Compensation Committee is guided by the following four key principles in determining the compensation of the Company’s executive officers:

●	Competition. The Committee believes that compensation should reflect the competitive marketplace, so the Company can attract, retain and motivate talented personnel.

●

Accountability for Business Performance. Compensation should be tied in part to the Company’s financial performance, so that executives are held accountable through their compensation for the performance of the Company.

●	Accountability for Individual Performance. Compensation should be tied in part to the individual’s performance to reflect individual contributions to the Company’s performance.
●

Alignment with Stockholder Interests. Compensation should be tied in part to the Company’s stock performance through long-term incentives such as restricted stock and the ESOP, to align the executive’s interests with those of the Company’s stockholders.

Report of Executive Compensation

The compensation of the Chief Executive Officer (the “CEO”) and other Named Executive Officers (or “NEOs”) is recommended by the Compensation Committee with final approval from the full Board. The CEO is not a member of the Compensation Committee and does not attend any Compensation Committee meetings unless specifically requested to do so by the Chairman of the Compensation Committee. The CEO may act as a key discussion partner with the Compensation Committee members to provide information regarding business context, the market environment and our strategic direction. The CEO also provides recommendations to the Compensation Committee on individual performance evaluations and compensation for the NEOs, other than himself. The Compensation Committee strives to provide total compensation that is aligned and competitive with compensation data compiled by its compensation consultant based on a peer group of selected publicly-traded companies within the banking industry, a similar geographic location and with comparable financial performance. The peer group provides a reference point when making pay decisions and benchmarking short-term and long-term incentive plan awards and mechanics. The compensation packages reflect a range based on this analysis, augmented by the performance of the individual executive officer and the Company. Grants under the various equity plans described below provide long-term incentive to stay with the Company, but should not replace, or override, maintenance of the compensation range established from the peer group.

ChaseCompGroup, LLC (“Chase”) served as the Compensation Committee’s independent compensation consultant during 2014. They report directly to the Compensation Committee and do not provide services to, or on behalf of, any other part of the Company’s business. Major services provided by Chase included: (1) assisting in the development of the Bank’s peer group; (2) evaluating executive officer compensation to like positions in the peer group, providing analysis on the data, and recommending compensation elements, including overall compensation philosophy, base salary, annual incentive compensation, long-term incentives and perquisites; (3) providing peer data analysis for director compensation; and (4) providing regulatory updates. Other than as described herein, the Bank did not give any specific direction to the compensation consultant about the peer group or the results reported.

The Compensation Committee has reviewed all components of the CEO’s and the other NEOs compensation, including salary, bonus, accumulated and realized and unrealized stock options and compensation under the Company’s ESOP. Based on this review, the Committee finds the CEO’s and other NEOs total compensation in the aggregate to be reasonable and not excessive. It should be noted that when the Compensation Committee considers any component of the CEO’s and NEOs total compensation, the aggregate amounts and mix of all the components, including accumulated and realized and unrealized stock options and compensation under the Company’s ESOP, are taken into consideration in the Committee’s decisions.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Statement for filing with the SEC.

In view of the current economic and financial environment, , the Compensation Committee of the Board of Directors has reviewed the design and operation of the Company's incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards and evaluated the relationship between the Company's risk management policies and practices and these arrangements. The Compensation Committee’s review was designed to assess whether any aspect of the compensation program would encourage any of the Company’s executives to take any unnecessary or inappropriate risks that could threaten the value of the Company or the Bank.

The Committee members identified the risks that the Company faces that could threaten its value. These risks include but are not limited to the following:

●	Credit risk
●	Liquidity risk
●	Interest rate risk
●	Market risk
●	Operation/transactional risk
●	Fiduciary/litigation risk
●	Compliance risk
●	Environmental risk
●	Reputation risk
●	Financial risk
●	Fraud risk

The Compensation Committee also reviewed and discussed materials on compensation risk assessment, including information on executive compensation design and administrative features that could induce excessive risk taking. In this regard, the performance objectives contained in our annual incentive compensation plan have been balanced with those contained in our long-term incentive compensation plan to ensure that both are aligned and consistent with our long-term business plan, our mix of equity-based awards has been allocated to ensure an appropriate combination of incentive and retention objectives, and our stock ownership guidelines have been established to ensure that the interests of our Senior Executive Officers have been aligned with the interests of our stockholders.

THE COMPENSATION COMMITTEE James R. Batten Kurt D. Hellweg John F. Griesemer David T. Moore

Summary Compensation Table

The following table sets forth information with respect to the compensation awarded to, paid to or earned for the periods indicated by the CEO, the Chief Financial Officer (“CFO”), the Chief Lending Officer (“CLO”), the Chief Credit Officer (“CCO”) and the Chief Operating Officer (“COO”). These executive officers are collectively referred to as the NEOs. During the fiscal year ended December 31, 2014, no other person served as the CEO or CFO of the Company, and no other executive officer received annual compensation that exceeded $100,000. Ms. Robin Robeson, the Bank’s Chief Operating Officer, began her employment on July 30, 2012 and thus, only a partial year is presented.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation		Total Compensation
Shaun A. Burke	2014	$300,600	$31,796	$60,422	$-	$-	-	$19,152	(4)	$411,970
President/CEO	2013	300,600	-	-	-	-	-	14,536	(4)	315,136
	2012	300,600	-	47,635	-	-	-	19,998	(4)	368,233
Carter Peters	2014	180,000	17,990	21,006	-	-	-	12,266	(5)	231,262
EVP/CFO	2013	180,000	10,503	-	-	-	-	11,714	(5)	202,217
	2012	179,583	-	23,795	-	-	-	16,625	(5)	220,003
H.Michael Mattson	2014	164,625	10,235	26,937	-	-	-	11,316	(6)	213,113
EVP/CLO	2013	159,958	13,469	-	-	-	-	11,631	(6)	185,058
	2012	153,667	-	20,644	-	-	-	13,112	(6)	187,423
Sheri Biser	2014	149,638	10,196	24,496	-	-	-	5,986	(7)	190,316
EVP/CCO	2013	145,263	12,248	-	-			5,811	(7)	163,322
	2012	140,708	-	18,924	-	-	-	9,142	(7)	168,774
Robin Robeson	2014	176,583	23,580	32,116	-	-	-	7,063	(8)	239,342
EVP/COO	2013	171,833	16,058	-	-			6,873	(8)	194,764
	2012	72,024		17,675	-	-	-	1,700	(8)	91,399

(1)	No director fees were paid to Mr. Burke for any of the years presented.
(2)	Cash bonuses were awarded to NEOs for 2014 and 2012 in accordance with established Executive Incentive Compensation Annual Plans.
(3)

This column represents compensation related to restricted stock awards granted in 2014 and 2012. Amounts for 2012 represent the aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic 718 (“ASC Topic 718”) of time-vested restricted stock granted. No assumptions were necessary to determine the fair value. The number of shares and grant price of restricted stock awarded to each of the executives was as follows: Mr. Burke: 2014 – 5,543 shares at a per share grant price of $10.90; 2012 - 5,427 and 1,006 shares at a per share grant price of $7.25 and $8.24, respectively; Mr. Peters: 2014 – 1,927 shares at a per share grant price of $10.90; 2012 - 3,282 shares at a per share grant price of $7.25; Mr. Mattson: 2014 – 2,471 shares at a per share grant price of $10.90; 2012 - 2,419 and 377 shares at a per share grant price of $7.25 and $8.24, respectively; Ms. Biser: 2014 – 2,247 shares at a per share grant price of $10.90; 2012 - 2,217 and 346 shares at a per share grant price of $7.25 and $8.24, respectively; and Ms. Robeson: 2014 – 2,946 shares at a per share grant price of $10.90; 2012 - 2,500 shares at a per share grant price of $7.07. The 2014 restricted stock grants cliff vest three years after the grant date. The 2012 restricted stock grants cliff vest two years after the grant date, except for the grants to Mr. Burke, which cliff vest three years after the grant date.

(4)

Amount includes payments of $9,148, $8,948 and $8,470 in 2014, 2013 and 2012, respectively, to Mr. Burke for the Company’s 401(k) matching contribution and payments of $10,004, $5,588 and $5,513, respectively, for country club dues. It also includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Burke in 2012; 873 shares at a per share price of $6.89.

(5)

Amount includes payments of $7,620, $7,200 and $7,501 in 2014, 2013 and 2012, respectively, to Mr. Peters for the Company’s 401(k) matching contribution and payments of $4,646, $4,514 and $4,439, respectively, for country club dues. It also includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Peters in 2012; 680 shares at a per share price of $6.89.

(6)

Amount includes payments of $6,585, $6,398 and $4,732 in 2014, 2013 and 2012, respectively, to Mr. Mattson for the Company’s 401(k) matching contribution and payments of $4,731, $5,233 and $4,542, respectively, for country club dues. It also includes contributions of Company shares of Common Stock allocated under the ESOP to Mr. Mattson in 2012; 557 shares at a per share price of $6.89.

(7)

Amount includes payments of $5,986, $5,811 and $5,628 in 2014, 2013 and 2012, respectively, to Ms. Biser for the Company’s 401(k) matching contribution. It also includes contributions of Company shares of Common Stock allocated under the ESOP to Ms. Biser in 2012; 510 shares at a per share price of $6.89.

(8)	Amount includes payments to Ms. Robeson of $7,063, $6,873 and $1,700 in 2014, 2013 and 2012, respectively, for the Company’s 401(k) matching contribution.

Employment Agreements, Potential Payments Upon Termination or Change-in-Control

On March 24, 2014, the Company entered into Employment Agreements with the NEOs. Each employment agreement has a term of one year, unless further extended or earlier terminated pursuant to its terms, and sets forth a minimum base salary payable to the officer and provides that the officer is eligible to participate in the Company’s bonus, incentive, retirement, health and other insurance benefit plans made available to executive-level employees.

Each employment agreement obligates the Company to pay the officer severance in the event the officer’s employment is terminated by the Company without cause. In the event of the officer’s involuntary termination without cause prior to a change in control of the Company (as defined in the employment agreement), each officer other than Mr. Burke would receive 6 months base pay. Mr. Burke would receive 12 months base pay. Such severance would be made in periodic installments and is conditioned upon the officer executing a release and waiver of claims in favor of the Company.

In the event of involuntary termination without cause within 12 months after a change in control of the Company, each officer other than Mr. Burke would receive 12 months base pay. Mr. Burke would receive 24 months base pay. Such severance would be made in a single lump sum and is conditioned upon the officer executing a release and waiver of claims in favor of the Company.

As a condition of entering into the employment agreement, each officer has agreed not to divulge any confidential information during his or her employment or to solicit the Company’s employees or customers for a period of 12 months (24 months in the case of Mr. Burke) following the officer’s termination of employment.

Additionally, on March 2, 2015, the Company entered into incentive compensation arrangements with respect to bonuses payable in 2015 for the NEOs, which are further discussed below.

The Compensation Committee approved an incentive compensation plan for Mr. Burke, for 2015. Pursuant to this plan, a maximum amount of 50% of base pay may be paid to Mr. Burke, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). Fifty percent of the bonus amount will be paid in cash and fifty percent will be paid in the form of restricted stock grants subject to a three year vesting period. For any amount to be paid, the threshold level of performance must be achieved. The four performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (20%); (ii) net interest margin (20%); (iii) pre-tax net income (40%); and (iv) non-performing assets to average total assets (20%). Certain criteria, however, must be satisfied before an award is paid under this plan.

The Compensation Committee approved an incentive compensation arrangement with respect to Mr. Peters, the Company’s Chief Financial Officer, for 2015. Pursuant to this plan, a maximum amount of 40% of base pay may be paid to Mr. Peters, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). Fifty percent of the bonus amount will be paid in cash and fifty percent will be paid in the form of restricted stock grants subject to a three year vesting period. For any amount to be paid under this plan, the threshold level of performance must be achieved. The four performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (30%); (ii) net interest margin (20%); (iii) efficiency ratio (20%); and (iv) pre-tax net income (30%). Certain criteria, however, must be satisfied before an award is paid under this plan.

The Compensation Committee approved an incentive compensation arrangement with respect to Ms. Robeson, the Company’s Chief Operating Officer, for 2015. Pursuant to this plan, a maximum amount of 40% of base pay may be paid to Ms. Robeson, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). Fifty percent of the bonus amount will be paid in cash and fifty percent will be paid in the form of restricted stock grants subject to a three year vesting period. For any amount to be paid under this plan, the threshold level of performance must be achieved. The four performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (30%); (ii) net interest margin (20%); (iii) efficiency ratio (20%); and (iv) pre-tax net income (30%). Certain criteria, however, must be satisfied before an award is paid under this plan.

The Compensation Committee approved an incentive compensation arrangement with respect to Mr. Mattson, the Company’s Chief Lending Officer, for 2015. Pursuant to this plan, a maximum amount of 40% of base pay may be paid to Mr. Mattson, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). Fifty percent of the bonus amount will be paid in cash and fifty percent will be paid in the form of restricted stock grants subject to a three year vesting period. For any amount to be paid under this plan, the threshold level of performance must be achieved. The four performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (20%); (ii) net interest margin (20%); (iii) pre-tax net income (30%), and (iv) non-performing assets to average total assets (30%). Certain criteria, however, must be satisfied before an award is paid under this plan.

The Compensation Committee approved an incentive compensation arrangement with respect to Ms. Biser, the Company’s Chief Credit Officer, for 2015. Pursuant to this plan, a maximum amount of 40% of base pay may be paid to Ms. Biser, with the amount of bonus being based on three possible levels of incentive awards: threshold (25%); target (50%); and maximum (100%). Fifty percent of the bonus amount will be paid in cash and fifty percent will be paid in the form of restricted stock grants subject to a three year vesting period. For any amount to be paid under this plan, the threshold level of performance must be achieved. The four performance measurements of the Company (and the weight given to each measurement) applicable to each award level are as follows: (i) revenue growth (20%); (ii) net interest margin (20%); (iii) pre-tax net income (30%); and (iv) non-performing assets to average total assets (30%). Certain criteria, however, must be satisfied before an award is paid under this plan.

Outstanding Equity Awards at Fiscal Year End 2014

The following table summarizes the option and stock awards the Company has made to the NEOs which were outstanding as of December 31, 2014.

	OPTION AWARDS						STOCK AWARDS
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards:Market or Payout Value Unearned of Shares, Units or Other Rights That Have Not Vested ($)(10)
Shaun A. Burke	10,000	-		-	$23.20	3/17/2015	11,976	(5)	$157,724
President/CEO(4)	10,000	-		-	28.12	12/22/2015
	10,000	-		-	28.43	1/3/2017
	10,000	-		-	28.78	1/2/2018

Carter Peters	10,000	-		-	25.59	8/8/2015	1,927	(6)	$25,379
EVP/CFO	5,000	-		-	28.78	1/2/2018
	5,000	-		-	5.30	1/2/2019
	4,000	1,000	(1)	-	5.08	1/4/2020
H. Michael Mattson	10,000	-		-	28.00	6/27/2016	2,471	(7)	$32,543
EVP/CLO	5,000	-		-	28.78	1/2/2018
	-	1,000	(2)	-	5.08	1/4/2020
Sheri Biser	1,500	-		-	5.40	2/9/2019	2,247	(8)	$29,593
EVP/CCO	4,000	1,000	(3)	-	5.08	1/4/2020
Robin Robeson	-	-		-	-	-	2,946	(9)	$38,799
EVP/COO

(1)	Unexercisable options vest as follows: 1,000 - 1/4/15
(2)	Unexercisable options vest as follows: 1,000 - 1/4/15
(3)	Unexercisable options vest as follows: 1,000 - 1/4/15
(4)

Shares of stock purchased pursuant to options granted to Mr. Burke in 2005 (20,000 shares) are subject to a 5-year holding period upon vesting and exercise, unless the employment relationship between the Company and him is terminated.

(5)	Restricted stock awards vest as follows: 5,427 – 1/27/15; 1,006 – 4/26/15; 5,543 – 2/3/17
(6)	Restricted stock awards vest as follows: 1,927 – 2/3/17
(7)	Restricted stock awards vest as follows: 2,471 – 2/3/17
(8)	Restricted stock awards vest as follows: 2,247 – 2/3/17
(9)	Restricted stock awards vest as follows: 2,946 – 2/3/17
(10)	Represents aggregate unvested stock awards at a per share price of $13.17

Directors’ Compensation

During 2014, each non-employee member of the Board received cash compensation from the Bank of $750 per each Bank board meeting attended, payable monthly. In addition to the cash compensation, each non-employee member of the Board receives equity compensation from the Company. Directors will receive fees for committee memberships or attendance at committee meetings comprised of $200 per meeting for the Executive, Audit and Compensation Committees and $125 per meeting for any other committee. The Chairman of the Board, Executive, Audit and Compensation Committees receives an additional $170 monthly fee in addition to the regular per meeting fee.

Directors can participate in the Company’s 2010 Equity Plan. During fiscal years 2014, 2013 and 2012, restricted stock awards of 1,606, 2,072, and 2,315, respectively, were granted to each independent, non-employee director to provide equity compensation from the Company. Annual equity compensation is determined at the discretion of the Compensation Committee.

The following table sets forth information with respect to the compensation received in fiscal years 2014, 2013, and 2012 for serving as a director of the Company and the Bank.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total Compensation ($)
Don Gibson	2014	$11,615	$17,505	$29,120
	2013	12,535	14,504	27,039
	2012	9,905	13,751	23,656
Jack Barham	2014	875	-	875
	2013	13,250	14,504	27,754
	2012	12,000	13,751	25,751
James Batten	2014	12,640	17,505	30,145
	2013	14,270	14,504	28,774
	2012	10,120	13,751	23,871
Kurt Hellweg	2014	12,000	17,505	29,505
	2013	12,175	14,504	26,679
	2012	11,500	13,751	25,251
Gregory Ostergren	2014	4,450	17,505	21,955
	2013	11,010	14,504	25,514
	2012	10,315	13,751	24,066
Tim Rosenbury	2014	11,175	17,505	28,680
	2013	14,850	14,504	29,354
	2012	11,325	13,751	25,076
James Sivils	2014	10,800	17,505	28,305
	2013	13,600	14,504	28,104
	2012	12,150	13,751	25,901
John Griesemer	2014	10,975	17,505	28,480
	2013	12,875	14,504	27,379
	2012	10,725	13,751	24,476
David Moore	2014	4,700	-	4,700

(1)

This column represents equity compensation from the Company and is the aggregate grant date fair value of restricted stock awards granted under the 2010 Equity Plan. The compensation for 2014 per director of $17,505 represents 1,606 shares granted at a per share price of $10.90. The compensation for 2013 per director of $14,504 represents 2,072 shares granted at a per share price of $7.00. The compensation for 2012 per director of $13,751 represents 2,315 shares granted at a per share price of $5.94.

Indebtedness of Management and Directors and Transactions with Certain Related Persons

Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank, like other financial institutions, provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. As an additional benefit to eligible Bank directors and employees, the Bank offers an employee mortgage loan program (the “Loan Program”). The Loan Program provides mortgage loans at favorable interest rates, namely a one-year adjustable rate mortgage priced at the Bank’s cost of funds. The purpose of the loan must be to purchase or refinance a primary or secondary residence (i.e., no investment properties). All full-time employees that have completed the 30-day probation period are eligible to participate in this Loan Program. Underwriting includes standard application and financial disclosures, which must qualify to standard secondary market requirements. The borrower is responsible for all third party closing costs. Payments must be automatically deducted from an account maintained at the Bank. The index rate is the Bank’s all-in cost of funds. The index will be the last month-end calculation within 45 days prior to closing. The maximum adjustment per year is 2% with a 6% lifetime maximum. Each loan has up to a 30-year note/amortization. If the borrower’s employment is terminated for reasons other than normal retirement, disability or death, or if the property securing the Note ceases to be the primary or secondary residence of the Employee, the interest rate will adjust to the rate that would have been in effect pursuant to the original provision of the Note. The payment will adjust the following month to amortize the outstanding balance of the Note using the new interest rate and the remaining term. Other than the interest rate with respect to the Loan Program, all loans provided under the Loan Program and any other loans provided to directors and executive officers have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management of the Company, do not involve more than the normal risk of collectability or present other unfavorable features.

No Directors, Executive Officers or their affiliates had aggregate indebtedness to the Company or the Bank on below market rate loans exceeding the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year end for the last completed fiscal year, at any time since January 1, 2014 except as noted in the following table.

Name	Position	Date of Loan	Largest Principal Amount Outstanding Since 01/01/14	Principal Balance as of 3/31/15	Interest Rate at 3/31/15	Type
James R. Batten	Director	10/27/08	$464,733	$444,073	1.000%	Home Mortgage
Don Gibson	Director	09/12/08	$160,310	$153,156	1.000%	Home Mortgage
Gregory V. Ostergren	Director	02/02/06	$244,164	$233,118	3.000%	Home Mortgage
Carter M. Peters	EVP,CFO	06/09/08	$473,485	$452,113	1.000%	Home Mortgage
Kurt Hellweg	Director	08/14/08	$851,160	$813,033	1.000%	Home Mortgage
Tim Rosenbury	Director	06/19/08	$191,325	$171,663	1.000%	Home Mortgage
The Burke Family Trust (Shaun A. Burke)	President, CEO and Director	01/14/11	$264,389	$253,735	1.000%	Home Mortgage
James L. Sivils, III	Director	6/1/2014	$400,000	$391,392	1.000%	Home Mortgage

 SECOND PROPOSAL

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

Background of the Proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. As a result, the following proposal will be presented at the Annual Meeting in the form of the following resolution:

Proposal

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, and the compensation tables (together with the accompanying narrative disclosure) and related material in the Company’s Proxy Statement for the Annual Meeting.

Effect of Proposal

As provided under the SEC rules, this vote will not be binding on the Company’s Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or as creating or implying any additional fiduciary duty of the Board. Further, the vote shall not affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL ON EXECUTIVE COMPENSATION.

THIRD PROPOSAL

GUARANTY FEDERAL BANCSHARES, INC. 2015 EQUITY PLAN

The third item to be acted upon at the Annual Meeting is a proposal to approve the Guaranty Federal Bancshares, Inc. 2015 Equity Plan (the “Plan” or “2015 Equity Plan”) to replace the Guaranty Federal Bancshares, Inc. 2010 Equity Plan (the “2010 Equity Plan”). A copy of the Plan is included as Appendix A to this Proxy Statement.

Summary Description of the Plan

The Plan document has been included in this proxy for approval at the 2015 Annual Shareholder Meeting. The Board of Directors believes that the granting of equity compensation awards is an appropriate means to compensate our key employees and directors by aligning their interests with those of our shareholders. Through the Plan, the Company expands its alternatives for providing cost-effective and competitive equity compensation awards by being able to offer its employees and directors various equity awards discussed below. As of the date hereof, there are approximately 170 employees and 7 non-employee directors of the Company who will be eligible for awards under the 2015 Equity Plan. However, less than 25 key employees of the Company, in addition to all of the Company’s non-employee directors, are expected to receive future awards under the 2015 Plan.

The Plan provides for equity awards including stock options, stock awards, restricted stock, stock appreciation rights, performance units, and other equity-based awards payable in cash or stock to key employees and directors. Under the Plan, the Company will have the ability to grant up to 250,000 shares of Common Stock of the Company, which includes approximately 34,776 unused shares as of the Record Date under the 2010 Equity Plan which will rollover to the 2015 Equity Plan. The number of shares granted to eligible participants will be determined by the Compensation Committee on an annual basis based on performance and market research to ensure a reasonable and competitive total compensation package. It is anticipated that equity compensation awards will include vesting provisions that will require key employees to remain at the Company for a defined period of time or risk losing all or a portion of each equity grant.

Currently, equity compensation awards are granted to key employees and directors under the 2010 Equity Plan, which was approved by shareholders on May 26, 2010. If the 2015 Equity Plan is approved by shareholders, all outstanding equity awards granted under the 2010 Equity Plan will continue to be exercisable and vest in accordance with the terms and conditions as set forth in the agreements evidencing such awards, but no new awards will be made under the 2010 Equity Plan.

Summary of Tax Rules

The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to awards granted under the Plan as of the date of this proxy statement. Persons or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

Nonqualified Stock Options: The granting of a nonqualified option to an individual is not ordinarily a taxable event. Upon exercise of the option, the optionee will recognize ordinary taxable income equal to the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction equal to the ordinary income recognized by the optionee. Upon disposition of the acquired shares, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Incentive Stock Options: Neither the granting of an incentive stock option (ISO) nor its exercise are ordinarily a taxable event to the optionee. Instead, the optionee recognizes taxable income upon the sale of the acquired shares. The tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain. If the optionee disposes of the ISO shares either within two years after the date the option is granted or within one year after the exercise of the option and transfer of shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. Except in the case of disqualifying dispositions, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO.

Stock Appreciation Rights: The recipient of a stock appreciation right (SAR) will not recognize any taxable income at the time the SAR is granted. Instead, the appreciation inherent in the SAR will be taxable as ordinary compensation income at the time it is received by the participant. If the participant receives the appreciation inherent in the SARs in stock rather than cash, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the participant, if any, for the stock. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stock Awards: The recipient of a stock award will recognize ordinary compensation income at the time the property is received equal to the excess of the fair market value of the stock received over the amount paid by the participant in exchange for the stock. If, however, the stock is subject to a substantial risk of forfeiture at the time of grant (e.g., if the participant is required to work for a period of time before the stock becomes freely transferable), the participant generally will not recognize income until the restrictions on such shares lapse (unless the participant elects to accelerate recognition as of the date of grant by making an election under Section 83(b) of the Internal Revenue Code Code), at which time the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition. In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Limitation on Tax Deductions: Section 162(m) of the Internal Revenue Code generally denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the chief executive officer or among the three other highest compensated executive officers, unless such compensation qualifies as “performance-based compensation” under Section 162(m). Generally, stockholders are required to approve the performance criteria and the material terms of the equity incentive plan every five years.

Change of Control

Any award granted under the Plan which is not freely exercisable or is subject to restrictions shall become immediately exercisable or free from restrictions upon a change in control (as defined in the Plan) of the Company, unless the successor entity in the change in control transaction assumes the award or grants a substitute award of equivalent value; the Compensation Committee determines otherwise in an award agreement; or the acceleration of vesting is specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

Restrictions on Transferability of Awards

No award granted under the Plan generally may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, except as otherwise permitted under the Plan and the terms of the award agreement.

Amendment and Termination of the Plan

The Board or Compensation Committee may amend or terminate the Plan at any time and for any reason, provided that, without the prior approval of the stockholders, no such amendment will allow options issued under the Plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option. Unless discontinued or terminated by the Board, the Plan will expire ten years from the date of the Board’s adoption of the Plan.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2014 with respect to equity plans under which shares of the Company’s common stock may be issued:

(c)
Number of securities
remaining available
	(a)	(b)	for future issuance
	Number of securities to be	Weighted-average	under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders	222,800	$18.23	60,761

Equity compensation plans not approved by security holders	-	-	-

Totals	222,800	$18.23	60,761

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL ON THE GUARANTY FEDERAL BANCSHARES, INC. 2015 EQUITY PLAN.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of five directors. The Board has determined that each of these directors is independent under the Marketplace Rules of Nasdaq. In particular, each of these directors is independent as defined under Rule 5605(a)(2) and qualified pursuant to Rule 5605(c)(2)(A). The Board has also determined that Mr. Batten qualifies as an Audit Committee Financial Expert as defined by the rules and regulations of the SEC. Only this paragraph of the Report of the Audit Committee shall be incorporated by reference into the Company’s Annual Report on form 10-K filed with the SEC under the Exchange Act, notwithstanding the incorporation by reference of this Report of the Audit Committee into such filing.

The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company’s financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company’s independent registered public accounting firm and internal auditors, and (iii) assure that management, the Board of Directors, the internal auditors and the independent auditors have the opportunity to communicate with one another.

The Committee has reviewed and discussed the audited consolidated financial statements with management and has discussed with BKD, LLP, the Company’s independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from BKD, LLP, the Company’s independent registered public accounting firm, required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company.

Based upon the Audit Committee’s discussions and review described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

THE AUDIT COMMITTEE James R. Batten Kurt D. Hellweg James L. Sivils, III Tim Rosenbury David T. Moore

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the calendar years ended December 31, 2014 and December 31, 2013, BKD, LLP, the Company’s independent registered public accounting firm during these periods, provided various audit, audit related and non-audit services, including tax, to the Company. Set forth below are the aggregate fees billed for these services during these periods and a brief description of such services:

(a)

Audit fees: Aggregate fees billed for professional services rendered for the audits of the Company’s annual financial statements and reviews of quarterly financial statements were $136,970 for the calendar year December 31, 2014 and $128,078 for the calendar year ended December 31, 2013.

(b)

Audit-related fees: Aggregate fees billed for assurance and related services rendered and consultation on accounting matters not otherwise reported in (a) above were $17,605 for the calendar year ended December 31, 2014 and $76,030 for the calendar year ended December 31, 2013.

(c)

Tax fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax planning were $25,995 for the calendar year ended December 31, 2014 and $19,700 for the calendar year ended December 31, 2013.

(d)

All other fees: Aggregate fees billed for all other professional services, including compliance work and ESOP services, were $1,725 for the calendar year ended December 31, 2014, and $37,752 for the calendar year ended December 31, 2013.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by BKD, LLP and the estimated fees for these services. There are no other specific policies or procedures relating to the pre-approval of services performed by BKD, LLP. The Audit Committee considered whether the audit and non-audit services rendered by BKD, LLP were compatible with maintaining BKD, LLP’s independence as auditors of our financial statements.

FOURTH PROPOSAL

RATIFICATION OF BKD, LLP AS

INDEPENDENT registered PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the period ended December 31, 2014 for the Company and its subsidiary, the Bank, was BKD, LLP. In accordance with its charter, the Audit Committee has selected and appointed BKD, LLP to continue as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. As part of good corporate practice, the Audit Committee and the Company’s Board of Directors are requesting that its stockholders ratify such appointment. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. If the stockholders do not ratify the appointment, however, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BKD, LLP or to appoint another independent registered public accounting firm.

A representative of BKD, LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form that are received from stockholders will be voted in respect thereof in the discretion of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before May 1, 2015, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

It is anticipated that the Company’s annual report to stockholders for the period ended December 31, 2014, including financial statements, will be mailed on April 27, 2015, together with this Proxy Statement, to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company at the Company’s address as provided at the end of the next section of this Proxy Statement.

If a stockholder and other residents at the same mailing address own Common Stock in street name, the broker or bank may have sent the stockholder a notice that his or her household will receive only one annual report and proxy statement for each company in which they hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If the stockholder did not respond that he or she did not want to participate in householding, he or she was deemed to have consented to the process. If the foregoing procedures apply, the broker has sent one copy of the annual report and this Proxy Statement to such address. However, even if the broker has sent only one copy of these proxy materials, each stockholder in the household should receive a proxy card. If a stockholder wishes to revoke his or her consent to householding, or to request householding if a household is receiving multiple copies of the Company’s proxy statement and annual report, the stockholder must contact his or her broker, bank or other nominee.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than December 29, 2015.

In the event the Company receives notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal if notice of such proposal is received at the Company’s main office between 60 days and 30 days prior to the meeting. If next year’s annual meeting is held on May 25, 2016, then stockholder proposals would have to be delivered to the Company between March 26, 2016 and April 25, 2016. The Company’s Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year’s annual meeting is not received at the Company’s main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting. However, if less than 31 days’ notice of the annual meeting is provided by the Company, a stockholder’s proposal would have to be received no later than 10 days after notice was mailed to the stockholders by the Company for that meeting.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS) FOR THE PERIOD ENDED DECEMBER 31, 2014, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO VICKI LINDSAY, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: April 27, 2015

APPENDIX A

Guaranty Federal BancShares, inc.
2015 EQUITY PLAN

1.	Purposes

The purposes of the Guaranty Federal Bancshares, Inc. 2015 Equity Plan (the “Plan”) are to (a) promote the long-term success of Guaranty Federal Bancshares, Inc. and to increase stockholder value by providing Eligible Employees and Directors with incentives to contribute to the long-term growth and profitability of the Company and (b) assist the Company in attracting, retaining and motivating highly qualified individuals.

No new awards will be made under the Guaranty Federal Bancshares, Inc. 2010 Equity Plan (the “Prior Plan”) on or after the effective date of this Plan, and the Prior Plan shall remain in effect only so long as awards made under the Prior Plan remain outstanding.

2.	Definitions

For purposes of the Plan, the following terms shall be defined as follows:

"Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards.

"Award Document" means an award agreement approved in accordance with Section 3 which sets forth the terms and conditions of the Award to the Participant. An Award Document may be in the form of (i) an agreement between the Company which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant.

"Board" means the Board of Directors of the Company.

"Cause" means the termination of Employee's employment as a result of: (i) an act or acts of dishonesty undertaken by such Employee and intended to result in gain or personal enrichment of the Employee, (ii) persistent failure to perform the duties and obligations of such Employee which is not remedied in a reasonable period of time after receipt of written notice from Employer, (iii) taking unnecessary and excessive risks that threaten the value of the financial institution, (iv) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, (v) use, sale or distribution of illegal drugs on the Employer's premises, (vi) threatening, intimidating or coercing or harassing fellow employees, or (vii) the conviction of such Employee of a felony.

"Change in Control" means and includes each of the following:

(i) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) The date a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

(iii) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, consolidation, reorganization, or business combination; a sale or other disposition of all or substantially all of the Company’s assets; the acquisition of assets or stock of another entity, in each case other than a transaction (x) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (y) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this section as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

"Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

"Committee" means the compensation committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two independent Board members and shall serve at the pleasure of the Board.

"Common Stock" means the common stock, par value $0.10 per share, of the Company. In the event the Company has more than one class of Common Stock, the class of Common Stock shall be as designated in the Award Document.

"Company" means Guaranty Federal Bancshares, Inc., a Delaware corporation.

“Director” means any individual who is a member of the Board but is not an Employee.

"Eligible Individuals" means Employees and Directors.

"Employee" means any person employed by the Company or any Subsidiary. A Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, three months after such ninety (90) day leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a director nor payment of a director's fee by the Company or a Subsidiary shall be sufficient to constitute "employment" by the Company or a Subsidiary.

"Employer" means the Company or a Subsidiary, as applicable, that employs the particular Employee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

"Fair Market Value" means, with respect to a share of Common Stock as of the relevant date of determination, an amount equal to the closing price per share of Common Stock on the NASDAQ Global Market or other NASDAQ market and any successor thereto (or on any national securities exchange) on that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. If shares of Common Stock are no longer traded on the NASDAQ Global Market or other NASDAQ market and any successor thereto (or on any national securities exchange), but are traded over-the-counter (including on the Over-the-Counter Bulletin Board), then the Fair Market Value shall be the mean between the last reported bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which such Common Stock is quoted or, if Common Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, or through any successor system. If there are no reported bid or asked prices for the Common Stock on the date of determination, then the Fair Market Value shall be the mean between the last reported bid and asked prices on the last preceding date for which such bid and asked prices exist. If, on the particular date, the Common Stock is neither listed nor admitted to trading on the NASDAQ Global Market or other NASDAQ market and any successor thereto, any national securities exchange, or over-the-counter, then the Fair Market Value shall be determined by the Committee in good faith on such basis and taking into account such factors as the Committee shall deem appropriate. Notwithstanding the foregoing, the definition of “Fair Market Value” shall be determined in a manner consistent with Section 409A, as necessary to avoid violation of or the application of Section 409A to any Award made under the Plan.

"Good Reason" for voluntary resignation in connection with a Change in Control means (i) a material adverse change in Employee’s duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Employee’s reporting structure, upon a change in Employee’s duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Employee’s duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Employee’s level; (ii) any material reduction in Employee’s annual base salary in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Employee’s level; or (iii) without the Employee's express written consent, the Employer requires the Employee to change the location of his or her job or office, so that he or she will be based at a location more than fifty (50) miles from the location of his or her job or office immediately prior to the Change in Control. Notwithstanding the foregoing, Employee must provide notice of termination of employment to the Company within 90 days of Employee’s knowledge of an event constituting Good Reason or such event shall not constitute Good Reason under this Plan. The Company shall have a period of 30 days to cure any such event without triggering the obligations under this Plan.

"Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Document.

"Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

"Other Award" means any other form of award authorized under Section 13 of the Plan.

"Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

"Performance Unit" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof which is subject to performance criteria.

"Plan" means this Guaranty Federal Bancshares, Inc. 2015 Equity Plan.

“Prior Plan” means the Guaranty Federal Bancshares, Inc. 2010 Equity Plan.

"Restricted Stock" means Common Stock granted to an Eligible Individual pursuant to Section 11 hereof which is subject to restrictions.

"Retirement" means age 65 or over age 55 with twenty years of service.

"Stock Appreciation Right" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

"Stock Award" means a share of Common Stock granted to an Eligible Individual for no consideration other than the provision of services or offer for sale to an Eligible Individual at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

"Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

"Subsidiary" means a "subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

3.	Administration of the Plan

a.     Power and Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

    i.     to select Participants from among Eligible Individuals;

   ii.     to make Awards in accordance with the Plan;

  iii.     to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

  iv.     to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of the termination of a Participant's status as an Employee or Director of the Company or a Subsidiary, and including the authority to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards, to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award and to extend the period in which to exercise a Stock Option or to accelerate vesting.

   v.     to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

  vi.     to construe and interpret any Award Document delivered under the Plan;

 vii.     to prescribe, amend and rescind rules and procedures relating to the Plan;

viii.     subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

   ix.     to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

x.     to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

b.     Plan Construction and Interpretation.    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

c.     Determinations of Committee Final and Binding.    All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

d.     Delegation of Authority.    The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an administrator, and the Committee may at any time rescind the authority delegated to an administrator appointed hereunder or appoint a new administrator. At all times, the administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the administrator.

e.     Liability of Committee.    No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

f.     Action by the Board.    Anything in the Plan to the contrary notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.	Effective Date and Term

The Plan shall become effective as of the date the Plan is approved by the Company’s stockholders (the “effective date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s bylaws. In no event shall any Awards be made under the Plan after the tenth anniversary of the effective date of the Plan.

5.	Shares of Common Stock Subject to the Plan

Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 250,000 shares, which amount includes the unissued shares available under the Prior Plan as of the effective date of this Plan. Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof.

The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) shares attributable to an Award which terminate, expire, or lapse for any reason prior to vesting or exercise of the Award; (ii) shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary, except to the extent prohibited by applicable law or any exchange rule; (iii) shares which are delivered or withheld by the Company in payment of the exercise price of an Award, including through net-settlement; (iv) shares which are used to satisfy any tax withholding obligation attributable to any Award; (v) shares attributable to an Award which are repurchased by the Company; and (vi) shares attributable to an Award to the extent such Award is settled in cash.

Notwithstanding the provisions of this Section 5, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

6.	Eligible Individuals

Awards may be granted by the Committee to Eligible Individuals; provided, however, that Directors shall not be eligible to receive Incentive Stock Options. The maximum number of shares of Common Stock that may be issued pursuant to Awards in any one calendar year to any one Eligible Individual shall be 25,000 shares.

7.	Awards in General

a.     Types of Award and Award Document.    Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or in tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

b.     Terms Set Forth in Award Document.    The terms and provisions of an Award shall be set forth in a written Award Document approved by the Committee and delivered or made available to the Participant as soon as administratively practicable following the date of such Award. The vesting, exercisability, payment, stock holding requirements and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Document. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or Other Award first becomes exercisable.

c.     Clawback Provision. Any performance-based awards granted under this Plan are subject to recovery by the Company if the Award grant was based on any financial information or other performance criteria that is subsequently determined to be materially inaccurate.

d.     Termination of Service. Except to the extent set forth in the Award Document or otherwise determined by the Committee, upon a Participant’s termination of employment or service, all Options or SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate and any non-vested Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

e.     Dividends and Dividend Equivalents.    The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award. Payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

f.     Equity Holding Requirements.    The Committee may require Participants to retain ownership of a percentage of the Company’s Common Stock acquired by the Participant upon the vesting of the shares of Restricted Stock or Stock Options, after taxes and transaction costs, until a defined period of time or separation of employment. The terms of any holding requirements will be specified in the Award Document for each Participant.

g.     Minimum Vesting. Except for Awards with a value of less than $10,000 at the date of grant or Awards made to Directors, no more than 25% of an Award may be vested prior to the first anniversary of the grant date; provided, that an Award may become fully vested prior to the first anniversary of the grant date in the event of a termination of service due to death, disability or Retirement.

8.	Stock Options

a.     Terms of Stock Options Generally.    A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The maximum aggregate number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options shall be 250,000 shares. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option.

b.     Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that (i) the excess of the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over the aggregate exercise price thereof, does not exceed (ii) the excess of the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over the aggregate exercise price of such shares.

c.     Option Term.    The term of each Stock Option shall be fixed by the Committee but which term shall in no event exceed ten years from the date of grant.

d.     Incentive Stock Options.    Each Stock Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Stock Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, the excess Stock Options shall be treated as Nonqualified Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Stock Option with respect to such shares is granted.

e.     Method of Exercise.    Subject to the provisions of the applicable Award Document, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

f.     Repricing of Options. Notwithstanding any provision of this Plan, the Company may not reprice, replace or regrant an outstanding Stock Option either in connection with the cancellation of such Stock Option or by amending an Award Document to lower the exercise price of such Stock Option. This prohibition includes the inability to cancel a Stock Option at a time when its exercise price is equal to or greater than the fair market value of the underlying shares in exchange for cash, another Award or other consideration.

9.	Stock Appreciation Rights

a.     General.    A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares of Common Stock having an aggregate value as of the date of exercise equal to such amount. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

b.     Stock Appreciation Rights in Tandem with Stock Options.    A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.

c.     Repricing of Stock Appreciation Rights. Notwithstanding any provision of this Plan, the Company may not reprice, replace or regrant an outstanding Stock Appreciation Rights either in connection with the cancellation of such Stock Appreciation Rights or by amending an Award Document to lower the exercise price of such Stock Appreciation Rights. This prohibition includes the inability to cancel a Stock Appreciation Rights at a time when its exercise price is equal to or greater than the fair market value of the underlying shares in exchange for cash, another Award or other consideration.

10.	Stock Awards

a.     General.    A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Document.

b.     Distributions.    Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11.	Restricted Stock

a.     General    An Award of Restricted Stock shall consist of a grant of one or more shares of Common Stock to a Participant for no consideration other than the provision of services or may be offered for sale to a Participant at a purchase price determined by the Committee, subject to the terms and conditions established by the Committee in connection with the Award and as set forth in the applicable Award Document. Such shares of Common Stock shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the Award Document relating to such stock. If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee and to the extent provided in any applicable Award Document, in shares of Common Stock already owned by the Participant, for other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

b.     Share Certificates; Rights and Privileges.    At the time Restricted Stock is granted or sold to a Participant, share certificates representing the appropriate number of shares or Restricted Stock shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. Company may take whatever actions it determines necessary to restrict the transferability of the unvested Restricted Stock including providing that the certificates bear a legend restricting their transferability. Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Award Document relating to an award or sale of Restricted Stock, a Participant shall have the rights of a stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote in accordance with the Company's certificate of incorporation.

c.     Distributions.    Any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Stock has been granted or sold as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Stock.

12.	Performance Based Awards

a.     General. Performance Units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Document relating to such Performance Units. Performance Units may be paid in Common Stock upon the satisfaction of the applicable performance criteria as described in the Award Document, cash or a combination of Common Stock and cash, as the Committee may determine.

b.     Compliance with Section 162(m) of the Code.  The Committee in its sole discretion may designate an Award as “performance-based compensation” under Section 162(m) of the Code and may set restrictions on the Award based upon the achievement of one or more Performance Goals (as defined below). The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Awards that are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Award under section 162(m) of the Code.  The Committee shall have no discretion to increase the amount of compensation that otherwise would be due upon attainment of a Performance Goal, although the Committee may have discretion to deny an Award or to adjust downward the compensation payable pursuant to an Award, as the Committee determines in its sole judgment.

c.     Performance Goals. “Performance Goals” shall mean, with respect to any Award designated as “performance-based compensation” under Section 162(m) of the Code, any or all of the following: revenue, earnings, earnings per share, pre-tax earnings and net profits, stock price, market share, costs, return on equity, return on assets, efficiency ratio (non-interest expense, divided by total revenue), asset management, asset quality, asset growth or budget achievement.

d.     General Performance Objectives. Performance Goals need not be the same with respect to all Participants and may be established separately for the Company as a whole or for its various groups, divisions, subsidiaries, and may be based on performance in comparison to performance by unrelated businesses specified by the Committee. All calculations and financial accounting matters relevant to this Plan shall be determined in accordance with GAAP, except as otherwise directed by the Committee.

13.	Other Awards

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14.	Certain Restrictions

a.     Transfers.    Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

b.     Exercise.    During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a permitted transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with Section 14(a).

15.	Recapitalization or Reorganization

a.     Authority of the Company and Stockholders.    The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

b.     Change in Capitalization.    Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 above shall be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

c.     Change in Control.    Except as otherwise specified in the applicable Award Document and subject to Section 17(n) herein, in the event of a Change in Control, a Participant’s outstanding Awards shall become fully vested (and exercisable, as applicable) and all holding periods and other restrictions shall immediately lapse, except as otherwise prohibited by applicable law, if the surviving entity does not agree prior to such Change in Control to substitute immediately after the Change in Control an economically equivalent right as appropriate under the circumstances. Without limiting the foregoing, the Committee shall have the right to cancel such Awards after providing each Eligible Individual a reasonable period to exercise his or her Stock Options or Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Common Stock subject to any stock grants and the cash or stock payable thereunder.

16.	Amendments; Termination

The Board or Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award, provided, however, that the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

17.	Miscellaneous

a.     Tax Withholding.    The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Award has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Award or by delivering to the Company shares of Common Stock owned by the individual prior to exercising the option, subject to such rules as the Committee may establish from time to time.

b.     Parachute Payment Reduction. In no event shall any Award or payment be accelerated under this Plan to an extent or in a manner so that such Award or payment, together with any other compensation and benefits provided to, or for the benefit of, the Participant under any other plan or agreement of the Company or any of its Subsidiaries, would not be fully deductible by the Company or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code and any similar state, local or federal law (collectively, “Section 280G”). If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then such parachute payments will be reduced or modified so that the Company or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code in the following order (unless cutting the parachute payments back in such order would result in the imposition on the Participant of an additional tax under Section 409A of the Code (or similar state or local law) and cutting the parachute payments back in another order would not, in which case benefits shall instead be cut back in such other order): First all parachute payments that do not constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (in the order designated by the Participant). Second, all parachute payments that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that were granted to the Participant in the 12-month period of time preceding the applicable Section 280G event, in the order such benefits were granted to the Participant. Third, all remaining parachute payments shall be reduced pro-rata. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company or one of its Subsidiaries, or is a Participant in a severance program sponsored by the Company or one of its Subsidiaries, that contains express provisions regarding Section 280G of the Code (or any similar successor provision), or the applicable Award agreement includes such provisions, the Section 280G provisions of such employment or other agreement or plan, as applicable, shall control as to the Awards held by that Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G provisions of such employment agreement shall control as to any Awards held by that Participant).

c.     No Right to Grants or Employment.    No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Document shall confer upon any Employee any right to continued employment with Employer or interfere in any way with the right of Employer to terminate the employment of any of its employees at any time, with or without Cause.

d.     Other Compensation.    Nothing in this Plan shall preclude or limit the ability of the Employer to pay any compensation to a Participant under the Employer's other compensation and benefit plans and programs.

e.     Other Employee Benefit Plans.    Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Employer, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

f.     Unfunded Plan.    The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

g.     Securities Law Restrictions.    The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

h.     Compliance with Rule 16b-3.    Notwithstanding anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

i.      Award Document.    In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern, and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

j.      Expenses.    The costs and expenses of administering the Plan shall be borne by the Company.

k.     Application of Funds.    The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

l.     Deferral.    The Committee may, in its discretion and as provided in the applicable Award Document, permit a Participant to defer receipt of the shares underlying a Stock Option upon exercise or otherwise defer the recognition of income with respect to an Award pursuant to the terms of any deferred compensation plan maintained by the Company.

m.     Applicable Law.    Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Missouri without giving effect to conflicts of law principles.

n.     Nonqualified Deferred Compensation Plan Omnibus Provision. The Company intends that all Awards under the Plan either comply with Section 409A of the Code (“Section 409A”) or comply with an exemption from the application of Section 409A. The Committee shall not exercise any discretion under the Plan, including, but not limited to, the discretion in Section 7 and Section 15 herein, in any manner which would violate Section 409A. Each Award Document covering an Award subject to Code Section 409A shall comply with the requirements of Section 409A and shall include any terms required by Section 409A (including the 6 month delay requirement, authorized distribution events and time and form of payment requirements). All Awards exempt from Section 409A shall be interpreted and administered in a manner as to maintain such exemption. Neither the Company nor the Committee, however, shall have any responsibility or liability if any Award is subject to adverse taxation under Section 409A.

o.     Employee Status. For purposes of determining questions of termination of employment and exercise of a Stock Option or Stock Appreciation Right after a Participant’s termination, a leave of absence for military service, illness, short-term disability or other reasons approved by a duly authorized officer of the Company will not be treated as termination or interruption of service; provided, however, that, with respect to an Incentive Stock Option, if such leave of absence exceeds ninety (90) days, such Incentive Stock Option will be deemed a Nonqualified Stock Option unless the Eligible Individual’s right to reemployment with the Company or a Subsidiary following such leave of absence is guaranteed by statute or by contract. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant’s leave of absence longer than ninety (90) consecutive days, other than for illness or short-term disability, as “Personal Leave,” provided that military leaves and approved family or medical leaves will not be considered Personal Leave. A Participant’s unvested Awards will remain unvested during a Personal Leave and the time spent on a Personal Leave will not count towards the vesting of such Awards. A Participant’s vested Stock Options or SARs that may be exercised will remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Options.

p.    Beneficiary Designation. Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die or become a Disabled Participant before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant’s lifetime. If the Participant’s designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.

q.    Restrictive Covenants.     An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches the non-compete, non-solicitation, non-disclosure or other restrictive covenants of the Award Agreement, whether during or after termination of employment, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will forfeit:

i.     any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable; and/or

ii.     the profit the Participant has realized on the exercise of any Options, which is the difference between the Options’ Exercise Price and the Fair Market Value of any Option the Participant exercised after terminating Service and within the six month period immediately preceding the Participant’s termination of Service (the Participant may be required to repay such difference to the Company).

r.     Indemnification. Each person who is or has been a member of the Committee or the Board, and any individual or individuals to whom the Committee has delegated authority under Article 2 of the Plan, will be indemnified and held harmless by the Company and its Subsidiaries from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan to the extent permitted by State law. Each such person will also be indemnified and held harmless by the Company and its Subsidiaries from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

s.     Notice. Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered, or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given (i) when delivered personally or, (ii) if mailed, three days after the date of deposit in the United States mail or, (iii) if sent by overnight courier, on the regular business day following the date sent. Notice to the Participant should be sent to the address set forth on the Company’s records. Either party may change the address to which the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above.

t.     Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

u.     Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares, the transfer of such shares may be effected upon a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

***********

APPENDIX B

Guaranty Federal Bancshares, Inc. and Subsidiaries

Audit Committee Charter

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

o

Monitor the integrity of the Guaranty Federal Bancshares, Inc. and its subsidiaries’ (the “Company”) accounting and financial reporting processes and systems of internal controls regarding finance, accounting, and legal compliance;

o	Monitor the audits of the Company’s financial statements;
o	Monitor the independence and performance of the Company’s independent auditors, the Internal Audit function and Risk Management; and
o	Provide an avenue of communication among management, the independent auditors, the internal auditors, and the Board of Directors.

The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent and internal auditors, as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company’s expense, independent legal, accounting, or other consultants and experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the National Market of The Nasdaq Stock Market, Inc. The Audit Committee shall be comprised of non-employee members of the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee (i) shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, (ii) shall not have participated in the preparation of the Company’s financial statements at any time during the past three years, and (iii) at least one member of the Committee shall have accounting or related financial management experience necessary to comply with the “audit committee financial expert” requirement under the Sarbanes-Oxley Act of 2002 (the “Act”). The “audit committee financial expert” must have all of the following attributes:

o	An understanding of generally accepted accounting principles and financial statements;
o	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
o

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

o	An understanding of internal controls over financial reporting; and
o	An understanding of audit committee functions.

Beginning with the fiscal year ending December 31, 2003, the Company will have to disclose the expert’s name in its Annual Report on Form 10-K.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. The Committee may meet privately in executive session at least annually with each of the following:

o	Management,
o	The Internal Auditor and/or other members of the Internal Audit or Risk Management departments,
o	A representative of the independent auditors, and
o	As a committee to discuss any matters that the Committee or any of these groups believe should be discussed.

o	The committee may also meet separately with regulatory examiners.

In addition, the Committee, or at least its Chair, shall meet with management and the independent auditor’s quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

Audit Committee Independence

Audit committee members are required to meet the NASDAQ definition of independence. In addition:

o

Audit committee members may not directly or indirectly receive any compensation (whether consulting, advisory or other compensatory fees) from the Company except for board or committee service, in accordance with the Act, and

o	Audit committee members may not be an “affiliated” (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) person of the Company.

Audit Committee Responsibilities and Duties

Review Procedures

o

Review and reassess the adequacy of this Charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

o

Review the Company’s annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

o

In consultation with the management, the independent auditors, and the Internal Auditor, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit function, together with management’s responses.

o

Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

o

The independent auditors are ultimately accountable to the Audit Committee, and the independent auditors must report directly to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors and annually appoint or discharge the independent auditors as circumstances warrant.

o

Approve the fees and other significant compensation to be paid to the independent auditors. The Company shall provide the appropriate funding, as determined by the Audit Committee, for payment of fees paid to independent auditors, compensation paid to advisors employed by the Audit Committee and the ordinary administrative expenses of the Audit Committee that the Audit Committee deems necessary in carrying out its duties.

o

On an annual basis, the Committee shall receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence and objectivity.

o	Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management, and the internal audit and general audit approach.

o

Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

o	Consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.
o	Approve in advance any permissible non-audit services and fees.

Internal Audit Function

o

Review with management and internal audit the charter, plans, scope, activities, staffing, organizational structure and qualifications of the internal audit function, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee.

o

Review the appointment, performance and replacement of the Internal Auditor. Decisions regarding hiring or termination of the Internal Auditor will require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the Internal Auditor.

o	Review significant reports prepared by the internal auditors together with management’s response and follow-up to these reports.

Other Audit Committee Responsibilities

o

Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation’s Code of Business Conduct and Ethics.

o

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators of governmental agencies.

o	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.
o	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
o	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
o	Approve all related party transactions which would require disclosure in the Company’s proxy.

Oversight of System of Internal Controls Effectiveness

o

Review and discuss with management, internal audit and the independent auditor management’s plan for establishing and maintaining internal controls, the framework used to evaluate its control structure and management’s subsequent assessment of the effectiveness of the internal controls.

o

Review and discuss with management, internal audit and the independent auditor disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other team members who have a significant role in the Company’s internal controls.

o

Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material or significant control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

o

Review and discuss with management (including the Internal Auditor) and the independent auditor the Company’s internal controls report and the independent auditors attestation of the report prior to the filing of the Company’s Form 10-K.

Audit Committee Financial Expert Disclosure Requirements

Please complete the following questionnaire and return to the Chairman of the Audit Committee

In order to comply with the Sarbanes-Oxley Act of 2002, the audit committee must have a “financial expert” with the following attributes and experience:

I have an understanding of generally accepted accounting principles and financial statements.

I have experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by Guaranty Federal Bancshares, Inc.’s financial statements, or experience actively supervising one or more persons engaged in such activities.

I have an understanding of internal controls over financial reporting.

I have an understanding of audit committee functions.

I have education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions.

I have experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions.

I have experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

I have other relevant experience. Please describe.

Signed

Date

1. The election as directors of all nominees listed and the terms indicated (except as marked to the contrary below):

Three Year Terms: Shaun A. Burke
Kurt D. Hellweg
James R. Batten

FOR [ ] **WITHHOLD** [ ] **FOR ALL EXCEPT** [ ]

INSTRUCTION: To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.

FOR [ ] **AGAINST** [ ] **ABSTAIN** [ ]

FOR [ ] **AGAINST** [ ] **ABSTAIN** [ ]

FOR [ ] **AGAINST** [ ] **ABSTAIN** [ ]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" all of the above listed nominees and propositions 2, 3 and 4.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FEDERAL BANCSHARES, INC.

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after written notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder's decision to terminate this Proxy. The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a Proxy Statement dated April 27, 2015, and an Annual Report to Stockholders for the period ended December 31, 2015.